UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       January 10, 2001
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      -----------------------


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       (Former name or former address, if changed since last report.)


Item 5.  Other Events

MBNA Corporation released earnings for the fourth quarter of 2000 on January 10, 2001, as filed in exhibit 99 under Item 7.



Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits


                                                                   Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              2000          1999         2000          1999
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   257,534  $   230,902  $  1,083,952  $   933,765
Provision for possible
 credit losses............     106,587       89,674       409,017      408,914
Other operating income....   1,462,617    1,157,252     5,093,174    4,207,821
Other operating expense...     928,870      781,899     3,647,702    3,077,708
  Net income..............     423,826      319,764     1,312,532    1,024,423

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)............... $       .49  $       .39  $       1.58  $      1.26
Earnings-assuming
 dilution(a)..............         .48          .38          1.53         1.21
Dividends.................         .08          .07           .32          .28
Book value................        7.53         4.97

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RATIOS:

Return on average total
 assets...................        4.57%        4.26%         3.94%        3.62%
Return on average
 stockholders' equity.....       26.10        31.20         25.79        27.18
Average receivables to
 average deposits.........       81.53        81.05         85.79        85.33
Stockholders' equity to
 total assets.............       17.13        13.61

Loan Portfolio:
  Delinquency before the
 implementation of the
 revised FFIEC
 policy(b)..............        4.19         3.82
  One-time adjustment
   from the
   implementation of
 the revised FFIEC
 policy(c)..............        (.30)           -
  Delinquency(b)..........        3.89         3.82







                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              2000          1999         2000          1999
------------------------------------------------------------------------------
                                               (unaudited)
  Net credit losses
 before the
 implementation of the
 revised FFIEC policy...        2.01         2.36          2.14         2.63
  One-time adjustment
   from the
   implementation of the
   revised FFIEC
   policy(c)..............        1.36            -           .35            -
  Net credit losses.......        3.37         2.36          2.49         2.63

Managed Loans(d):
  Delinquency before the
   implementation of the
   revised FFIEC policy...        4.94         4.45
  One-time adjustment
   from the
   implementation of
   the revised FFIEC
   policy(c)..............        (.45)           -
  Delinquency.............        4.49         4.45

  Net credit losses
   before the
   implementation of the
   revised FFIEC policy...        3.87         4.21          3.94         4.33
  One-time adjustment
   from the
   implementation of
   the revised FFIEC
   policy(c)..............        1.64            -           .45            -
  Net credit losses.......        5.51         4.21          4.39         4.33

  Net interest margin
   before the
   implementation of the
   revised FFIEC
   policy(e)..............        7.22         7.10          7.14         7.42
  One-time adjustment
   from the
   implementation of
   the revised FFIEC
   policy(c)..............        (.22)           -          (.06)           -
  Net interest margin(e)..        7.00         7.10          7.08         7.42
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              2000          1999         2000          1999
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                                               (unaudited)
MANAGED LOAN DATA(d):

At Period End:
  Loans held for
   securitization......... $ 8,271,933  $ 9,692,616
  Loan portfolio..........  11,682,904    7,971,093
  Securitized loans.......  68,835,884   54,591,804
                           -----------  -----------
    Total managed loans... $88,790,721  $72,255,513
                           ===========  ===========

Average for the Period:
  Loans held for
   securitization......... $ 7,518,783  $ 4,528,953  $  8,129,333  $  4,071,394
  Loan portfolio..........  11,029,257   10,195,061     9,588,815    10,351,101
  Securitized loans.......  67,281,639   53,933,842    59,726,838    49,706,760
                           -----------  -----------  ------------  ------------
    Total managed loans... $85,829,679  $68,657,856  $ 77,444,986  $ 64,129,255
                           ===========  ===========  ============  ============

For the Period:
  Sales and cash advance
   volume................. $34,874,588  $30,500,937  $125,683,731  $105,806,935

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 5,255,615  $ 4,572,052
Loans held for
 securitization...........   8,271,933    9,692,616

Credit card loans.........   7,798,772    6,060,564
Other consumer loans......   3,884,132    1,910,529
                           -----------  -----------
  Total loans.............  11,682,904    7,971,093
Reserve for possible
 credit losses............    (386,568)    (355,959)
                           -----------  -----------
  Net loans...............  11,296,336    7,615,134

Total assets..............  38,678,096   30,859,132
Total deposits............  24,343,595   18,714,753
Stockholders' equity......   6,627,278    4,199,443

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              2000          1999         2000          1999
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 5,398,921  $ 6,326,968  $  5,082,598  $ 5,797,141
Loans held for
 securitization...........   7,518,783    4,528,953     8,129,333    4,071,394

Credit card loans.........   7,519,626    7,799,115     6,784,742    8,184,713
Other consumer loans......   3,509,631    2,395,946     2,804,073    2,166,388
                           -----------  -----------  ------------  -----------
  Total loans.............  11,029,257   10,195,061     9,588,815   10,351,101
Reserve for possible
 credit losses............    (428,340)    (328,501)     (382,443)    (299,754)
                           -----------  -----------  ------------  -----------
  Net loans...............  10,600,917    9,866,560     9,206,372   10,051,347

Total assets..............  36,867,592   29,790,025    33,299,176   28,310,222
Total deposits............  22,749,785   18,167,389    20,654,087   16,901,334
Stockholders' equity......   6,460,047    4,066,011     5,088,882    3,769,539
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Weighted average common
 shares outstanding
 (000)....................     851,819      801,804       820,551      801,020
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)....................     880,256      836,038       846,535      837,083
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NOTES:
(a) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) In February 1999, the Federal Financial Institutions Examination Council ("FFIEC") revised its policy on the classification of consumer loans. The revised policy establishes uniform guidelines for the charge-off of loans to delinquent, bankrupt, and deceased borrowers, for charge-off of fraudulent accounts, and for re-aging delinquent accounts. The Corporation implemented the guidelines in December 2000 by accelerating the charge-off of some delinquent loans. The one-time FFIEC adjustment did not have a material impact on the Corporation's consolidated income statement for the year ended December 31, 2000.
(d) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(e) Managed net interest margin is presented on a fully taxable equivalent basis.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  January 10, 2001                   By:   /s/     M. Scot Kaufman
                                               -------------------------------
                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer